SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

 SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Delaware Group® Adviser Funds
Delaware Group Equity Funds IV
Delaware Group Global and International Funds
Voyageur Mutual Funds III
Delaware Pooled Trust
Delaware VIP Trust
Delaware Group Foundation Funds®
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Shareholder Services

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE
May 1, 2014

Re: Delaware Funds

Dear Shareholder:

We have been trying to contact you regarding an important matter pertaining to your investment with Delaware Funds. This matter concerns an important initiative for the Funds.

Please contact us toll-free at (877) 536-1563 extension 8781 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday.  At the time of the call please have the reference number handy that is listed below. The call will only take a few moments of your time and you will not be asked to provide any confidential information.

Thank you in advance for your assistance.

Sincerely,

/s/ Frederick M. Bonnell
Frederick M. Bonnell
Managing Director, Shareholder Services

REFERENCE NUMBER:    123456789

AST FUND SOLUTIONS 1200 Wall Street West, Lyndhurst NJ 07071 1-800-217-0538	Global Resources Local Service Customized Solutions

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

DELAWARE INVESTMENTS
2005 Market Street, Philadelphia, Pennsylvania 19103

Dear Shareholder:

We need your help.  We recently sent to you proxy material regarding the upcoming shareholder meeting for Delaware Funds.  Our records indicate that we have not received your proxy voting instructions for this Joint Special Meeting of Shareholders scheduled for May 16, 2014.  Please take a moment now to cast your proxy vote so that your shares may be represented.  Another copy of your proxy ballot(s) has been enclosed.  Your vote is critical to the outcome of this Meeting.

Should you have any questions regarding the proposal, please call the toll-free number 1-877-536-1563.  The voting options below have been set up for your convenience. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Thank you for your assistance with this important matter.

Please take a moment now to cast your vote using one of the options listed below:

Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll- free number found on the enclosed proxy card.
Vote via the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.  If convenient, please utilize one of the two prior voting options listed above so that your vote is certain to be counted at the Meeting on May 16th.

OBO